COMPUTATIONAL MATERIALS FOR RFMSII SERIES 2003-HS1 TRUST
DEUTSCHE BANK [GRAPHIC OMITTED]
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                                    GMAC RFC
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                       NEW ISSUE COMPUTATIONAL MATERIALS



                           $592,375,000 (Approximate)

                          RFMSII SERIES 2003-HS1 TRUST
                       HOME EQUITY LOAN-BACKED TERM NOTES

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                   Depositor

                          RFMSII SERIES 2003-HS1 TRUST
                                     Issuer

                        Residential Funding Corporation
                           Seller and Master Servicer




                                 MARCH 6, 2003


_____________________________________________________________________________

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

_______________________________________________________________________________
The analysis in this report is based on information provided by Residential Funding Corporation ("the Seller"). Neither the Seller, the Issuer, Deutsche Bank Securities Inc. ("DBSI"), or any of their affiliates makes representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBSI and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

Group I Collateral Summary

                                         Summary           Range (if Applicable)
                                         Statistics
Number of Mortgage Loans                          10,503
Aggregate Current Principal Balance  $376,714,756.69    $2,326.07 to $245,435.71
Average Current Principal Balance             $35,867.35
Aggregate Original Principal Balance $380,261,927.67    $6,786.00 to $250,000.00
Average Original Principal Balance            $36,205.08
Weighted Average Gross Loan Rate                   7.98%        5.70% to 14.25%
Weighted Average Original Term                    181.02           60 to 360
Weighted Average Remaining Term                   178.61           55 to 356
Weighted Average Combined OLTV                    90.87%       15.00% to 100.00%
Weighted Average FICO Score                          725          620 to 838
Weighted Average Borrower DTI                     37.22%        3.00% to 55.00%
Balloon Loans (% of Total)                        47.84%
Weighted Average Junior Mortgage Ratio            18.45%
Lien Position (1st/2nd)                   0.24% / 99.76%
Geographic Distribution
                                   Texas          25.62%
                              California          23.37%
                                Virginia           6.65%
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Group I Credit Score Distribution
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CREDIT           NUMBER OF        CURRENT PRINCIPAL         % OF CURRENT
                                                             PRINCIPAL
SCORE             LOANS               BALANCE                 BALANCE
-----             ------              --------                -------
620 - 639            113              3,251,629
                                                                0.86
640 - 659            540             17,931,270
                                                                4.76
660 - 679            937             34,399,895
                                                                9.13
680 - 699          1,459             56,894,205
                                                               15.10
700 - 719          1,526             57,292,980
                                                               15.21
720 - 739          1,621             59,168,713
                                                               15.71
740 - 759          1,558             54,049,519
                                                               14.35
760 - 779          1,530             52,842,299
                                                               14.03
780 - 799            965             32,645,403
                                                                8.67
800 or Greater       254              8,238,844
                                                                2.19
TOTAL:            10,503            376,714,757
                                                              100.00
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Group I Mortgage Rates

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MORTGAGE                     NUMBER OF        CURRENT PRINCIPAL  % OF CURRENT
                                                                  PRINCIPAL
RATE (%)                       LOANS              BALANCE          BALANCE
--------                  -    ------     -       --------         -------
5.501 - 6.000                     23             1,278,834
                                                                       0.34
6.001 - 6.500                    123             6,282,389
                                                                       1.67
6.501 - 7.000                  1,011            38,174,237            10.13
7.001 - 7.500                  2,847            99,436,577            26.40
7.501 - 8.000                  2,937            98,896,066            26.25
8.001 - 8.500                  1,377            48,916,851            12.99
8.501 - 9.000                    875            33,704,221
                                                                       8.95
9.001 - 9.500                    452            17,718,234
                                                                       4.70
9.501 - 10.000                   355            13,858,446
                                                                       3.68
10.001 - 10.500                  204             7,467,028
                                                                       1.98
10.501 - 11.000                  180             6,755,347
                                                                       1.79
11.001 - 11.500                   75             2,594,814
                                                                       0.69
11.501 - 12.000                   31             1,074,412
                                                                       0.29
12.001 - 12.500                    3               146,836
                                                                       0.04
12.501 - 13.000                    5               210,043
                                                                       0.06
13.001 - 13.500                    3               150,125
                                                                       0.04
14.001 - 14.500                    2                50,297
                                                                       0.01
TOTAL:                        10,503           376,714,757           100.00
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Group I Original Principal Balance
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ORIGINAL PRINCIPAL           NUMBER OF        CURRENT PRINCIPAL  % OF CURRENT
                                                                  PRINCIPAL
BALANCE AMOUNT ($)             LOANS              BALANCE          BALANCE
------------------        -    ------     -       --------         -------
0.01 - 25,000.00              3,546             64,426,776           17.10
25,000.01 - 50,000.00         5,075            179,338,417           47.61
50,000.01 - 75,000.00         1,353             81,744,862           21.70
75,000.01 - 100,000.00          420             36,474,300            9.68
100,000.01 - 125,000.00          42              4,687,107            1.24
125,000.01 - 150,000.00          48              6,550,921            1.74
150,000.01 - 175,000.00           8              1,200,443            0.32
175,000.01 - 200,000.00           6              1,147,482            0.30
200,000.01 - 250,000.00           5              1,144,449            0.30
TOTAL:                       10,503            376,714,757          100.00
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Group I Original Loan-to-Value Ratios
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ORIGINAL LOAN-TO-VALUE       NUMBER OF        CURRENT PRINCIPAL  % OF CURRENT
                                                                  PRINCIPAL
RATIO (%)                      LOANS              BALANCE          BALANCE
---------                 -    ------     -       --------         -------
10.01 - 20.00                    4                 269,356
                                                                     0.07
20.01 - 30.00                    6                 336,585
                                                                     0.09
30.01 - 40.00                   15                 727,579
                                                                     0.19
40.01 - 50.00                   37               1,784,524
                                                                     0.47
50.01 - 60.00                   65               2,938,643
                                                                     0.78
60.01 - 70.00                  182               8,595,180
                                                                     2.28
70.01 - 75.00                  142               5,759,058
                                                                     1.53
75.01 - 80.00                  399              18,256,691
                                                                     4.85
80.01 - 85.00                  652              17,467,540
                                                                     4.64
85.01 - 90.00                3,567             110,541,357
                                                                    29.34
90.01 - 95.00                3,906             144,311,133
                                                                    38.31
95.01 - 100.00               1,528              65,727,110
                                                                    17.45
TOTAL:                      10,503             376,714,757
                                                                   100.00
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*CLTV measure used for 2nd lien mortgages for purposes of computation


Group I Junior Mortgage Ratios
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                   NUMBER OF        CURRENT PRINCIPAL       % OF CURRENT
                                                             PRINCIPAL
RANGE                LOANS               BALANCE              BALANCE
-----                ------        -     --------      -      -------
0.01 - 5.00                192        2,447,753
                                                                0.65
5.01 - 10.00             1,155       23,917,013
                                                                6.36
10.01 - 15.00            3,201       94,576,303
                                                               25.17
15.01 - 20.00            4,317      166,781,325
                                                               44.38
20.01 - 25.00              623       31,029,022
                                                                8.26
25.01 - 30.00              340       17,379,043
                                                                4.62
30.01 - 40.00              417       24,133,733
                                                                6.42
40.01 - 50.00              142        8,957,228
                                                                2.38
50.01 - 60.00               64        4,100,938
                                                                1.09
60.01 - 70.00               15        1,009,966
                                                                0.27
70.01 - 80.00               13          809,659
                                                                0.22
80.01 - 90.00                6          480,206
                                                                0.13
90.01 - 100.00               2          198,040
                                                                0.05
TOTAL:                  10,487      375,820,229
                                                              100.00
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Group I original Term to Scheduled Maturity
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                    NUMBER OF        CURRENT PRINCIPAL       % OF CURRENT
                                                              PRINCIPAL
TERM (MONTHS)         LOANS               BALANCE              BALANCE
-------------         ------        -     --------      -      -------
1 - 96                       16          395,601                 0.11
109 - 120                   181        5,895,359                 1.56
145 - 156                     2           26,794                 0.01
169 - 180                10,006      359,953,576                95.55
181 - 288                   244        7,836,232                 2.08
289 - 300                    52        2,560,801                 0.68
301 and Over                  2           46,393                 0.01
TOTAL:                   10,503      376,714,757                  100
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Group I Remaining Term to Schedule Maturity

                   NUMBER OF        CURRENT PRINCIPAL       % OF CURRENT
                                                             PRINCIPAL
RANGE                LOANS               BALANCE              BALANCE
-----                ------        -     --------      -      -------
1 - 96                      16          395,601                  0.11
109 - 120                  181        5,895,359                  1.56
121 - 144                    1           19,682                  0.01
145 - 156                    2           26,794                  0.01
157 - 168                    7          318,062                  0.08
169 - 180                9,998      359,615,833                 95.46
181 - 288                  244        7,836,232                  2.08
289 - 300                   52        2,560,801                  0.68
301 and Over                 2           46,393                  0.01
TOTAL:                  10,503      376,714,757                   100
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Group I Year of Origination


ORIGINATION        NUMBER OF        CURRENT PRINCIPAL       % OF CURRENT
                                                             PRINCIPAL
YEAR                 LOANS               BALANCE              BALANCE
----                 ------        -     --------      -      -------
1999                      1                19,682
                                                                0.01
2001                      7               274,310
                                                                0.07
2002                  8,884           315,288,284
                                                               83.69
2003                  1,611            61,132,481
                                                               16.23
TOTAL:               10,503           376,714,757
                                                              100.00
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Group I Geographical Distribution of Mortgaged Properties

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                  NUMBER OF        CURRENT PRINCIPAL       % OF CURRENT
                                                            PRINCIPAL
STATE               LOANS               BALANCE              BALANCE
-----               ------        -     --------      -      -------
Texas                    3,144       96,517,696
                                                              25.62
California               2,023       88,037,900
                                                              23.37
Virginia                   615       25,063,543
                                                               6.65
Maryland                   436       15,545,338
                                                               4.13
Washington                 445       15,418,317
                                                               4.09
Colorado                   366       12,577,310
                                                               3.34
Florida                    298       11,461,048
                                                               3.04
Oregon                     356       10,099,365
                                                               2.68
Massachusetts              212        9,163,258
                                                               2.43
New Jersey                 207        8,859,159
                                                               2.35
Arizona                    255        8,228,126
                                                               2.18
Other                    2,146       75,743,695
                                                              20.11
TOTAL:                  10,503      376,714,757
                                                             100.00
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Group I Property Type


PROPERTY                       NUMBER OFCURRENT PRINCIPAL % OF CURRENT PRINCIPAL
TYPE                               LOANS      BALANCE              BALANCE
----                               ------     --------       -------
Single Family Residence            6,795   251,632,767          66.80
PUD Detached                       2,663    91,641,419          24.33
Condominium                          580    18,465,836           4.90
PUD Attached                         301     9,301,762           2.47
Multifamily (2-4 Units)               67     2,616,309           0.69
Townhouse                             66     2,249,458           0.60
Manufactured Home                     17       336,312           0.09
Site Condo                             5       224,855           0.06
Townhouse/Row House Detached           6       170,273           0.05
Modular                                3        75,767           0.02
TOTAL:                            10,503   376,714,757         100.00
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Group I Mortgage Loan Purpose
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LOAN                        NUMBER OF   CURRENT PRINCIPAL % OF CURRENT PRINCIPAL
PURPOSE                           LOANS          BALANCE         BALANCE
-------                           ------         --------        -------
Purchase Money                        5,022   179,921,017          47.76
Debt Consolidation                    1,989    83,182,553          22.08
Lower Rate/ Reduced                   2,304    70,823,886          18.80
Cash                                  1,005    36,220,529
                                                                    9.61
Home Imp/Debt Const/Asset Acq           144     5,169,131
                                                                    1.37
Other                                    22       892,236
                                                                    0.24
Convenience                              12       348,508
                                                                    0.09
Home Improvement                          4       140,500
                                                                    0.04
Medical                                   1        16,397           0.01
TOTAL:                               10,503   376,714,757         100.00
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Group I Lien Position

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                 NUMBER OF            CURRENT   % OF CURRENT PRINCIPAL
                                     PRINCIPAL
POSITION           LOANS              BALANCE          BALANCE
--------           ------        -    --------         --------         -
First Lien             16            894,528               0.24
Second Lien        10,487        375,820,229              99.76
TOTAL:             10,503        376,714,757             100.00
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Group I Debt to income
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                 NUMBER OF            CURRENT   % OF CURRENT PRINCIPAL
                                     PRINCIPAL
RANGE              LOANS              BALANCE          BALANCE
-----              ------        -    --------         -------
0.01 - 5.00             4           236,724               0.06
5.01 - 10.00           15           582,425               0.15
10.01 - 15.00          62         2,165,158               0.57
15.01 - 20.00         275         8,209,205               2.18
20.01 - 25.00         694        22,002,481               5.84
25.01 - 30.00       1,377        46,211,838              12.27
30.01 - 35.00       1,861        63,716,423              16.91
35.01 - 40.00       2,346        85,711,282              22.75
40.01 - 45.00       2,540        97,745,217              25.95
45.01 - 50.00       1,262        47,750,388              12.68
50.01 - 55.00          67         2,383,615               0.63
TOTAL:             10,503        376,714,757            100.00
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Group I Residual Income Balance
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RESIDUAL INCOME       NUMBER OF            CURRENT  % OF CURRENT PRINCIPAL
                                          PRINCIPAL
BALANCE                 LOANS              BALANCE         BALANCE
-------                 ------        -    --------        -------
0.01 - 1,499.99            130          3,287,080              0.87
1,500.00 - 1,999.00        418         10,744,611              2.85
1,999.01 - 2,999.00      1,644         46,609,687             12.37
2,999.01 - 3,999.00      2,008         63,529,814             16.86
3,999.01 - 4,999.00      1,895         66,616,096             17.68
4,999.01 - 5,999.00      1,367         50,464,025             13.40
Greater than 5,999.00    3,041        135,463,443             35.96
TOTAL:                  10,503        376,714,757            100.00
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Group II Collateral Summary
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                                                 Summary                   Range (if Applicable)
                                                 Statistics
Number of Revolving Credit Loans                            4,838
Aggregate Current Principal Balance               $176,520,195.99       $0.01  to  $300,000.00
Average Current Principal Balance                      $36,486.19
Aggregate Credit Limit Balance                    $231,337,471.11  $10,000.00  to  $500,000.00
Average Credit Limit Balance                           $47,816.76
Average Credit Utilization Rate                            76.30%       0.00%  to  205.95%
Weighted Average Initial Loan Rate                          3.58%       3.25%  to  14.38%
Weighted Average Gross Margin                               1.92%       0.00%  to  41.00%
Weighted Average Maximum Loan Rate                         19.71%      10.00%  to  25.00%
Weighted Average Original Term                             222.55      179.00  to  360.00
Weighted Average Remaining Term                            220.09          80  to  357.00
Weighted Average Remaining Months to Fully                   4.00        0.00  to  7.00
Indexed Date
Weighted Average Months to Repayment Period                153.37           0  to  180.00
Weighted Average Combined OLTV                             81.04%       5.00%  to  100.00%
Weighted Average FICO Score                                   724         620  to  818
Weighted Average Borrower DTI                              36.91%       2.00%  to  55.00%
Balloon Loans (% of Total)                                 44.42%
Weighted Average Junior Mortgage Ratio                     20.50%
Lien Position (1st/2nd)                            2.18% / 97.82%
Geographic Distribution
                                      California           30.40%
                                      New Jersey            9.58%
                                        Michigan            7.20%
                                         Arizona            6.49%
                                      Washington            6.29%
                                         Florida            5.58%
                                        Colorado            5.58%

Group II Credit Score Distribution
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CREDIT          NUMBER OF         CURRENT PRINCIPAL    % OF CURRENT PRINCIPAL
SCORE            LOANS                BALANCE                 BALANCE
-----            ------               --------                -------
620 - 639          116               2,865,949                   1.62
640 - 659          377              11,497,591                   6.51
660 - 679          463              15,872,066                   8.99
680 - 699          637              25,655,599                  14.53
700 - 719          626              24,554,782                  13.91
720 - 739          709              26,647,686                  15.10
740 - 759          670              23,924,977                  13.55
760 - 779          703              25,190,489                  14.27
780 - 799          451              16,928,616                   9.59
800 or Greater      86               3,382,441                   1.92
TOTAL:           4,838             176,520,196                 100.00
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Group II Credit Limit Utilization
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CREDIT LIMIT        NUMBER OF         CURRENT PRINCIPAL   % OF CURRENT PRINCIPAL
UTILIZATION          LOANS                BALANCE                 BALANCE
-----------          ------               --------                -------
0.01 - 10.00              257             641,083                     0.36
10.01 - 20.00             175           1,668,012                     0.94
20.01 - 30.00             145           2,251,708                     1.28
30.01 - 40.00             164           3,466,606                     1.96
40.01 - 50.00             170           4,597,515                     2.60
50.01 - 60.00             131           3,909,720                     2.21
60.01 - 70.00             178           5,993,463                     3.40
70.01 - 80.00             174           6,986,772                     3.96
80.01 - 90.00             209           9,069,713                     5.14
90.01 - 100.00          3,227         137,528,979                    77.91
100.01 - 110.00             6             216,434                     0.12
110.01 or greater           2             190,190                     0.11
TOTAL:                  4,838         176,520,196                   100.00
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Grouop II Credit Limit

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CREDIT                      NUMBER OF  CURRENT PRINCIPAL  % OF CURRENT PRINCIPAL
LIMIT                        LOANS         BALANCE                 BALANCE
-----                        ------        --------                -------
0.01 - 25,000.00                1,307   21,130,819                   11.97
25,000.01 - 50,000.00           2,033   62,684,974                   35.51
50,000.01 - 75,000.00             803   39,965,121                   22.64
75,000.01 - 100,000.00            513   32,401,630                   18.36
100,000.01 - 125,000.00            37    3,206,478
                                                                      1.82
125,000.01 - 150,000.00            73    7,510,874
                                                                      4.25
150,000.01 - 175,000.00             8    1,154,087
                                                                      0.65
175,000.01 - 200,000.00            50    5,819,189
                                                                      3.30
200,000.01 - 225,000.00             3      642,120
                                                                      0.36
225,000.01 - 250,000.00             4      987,000
                                                                      0.56
275,000.01 - 300,000.00             2      599,063
                                                                      0.34
Greater than 300,000.00             5      418,842
                                                                      0.24
TOTAL:                          4,838  176,520,196                  100.00
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Group II Mortgage Rates
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MORTGAGE          NUMBER OF         CURRENT PRINCIPAL    % OF CURRENT PRINCIPAL
RATE (%)           LOANS                BALANCE                 BALANCE
--------           ------        -      --------        -       -------
3.001 - 3.500         3,961         147,623,389                    83.63
3.501 - 4.000           385          12,974,006                     7.35
4.001 - 4.500            41           1,330,854                     0.75
4.501 - 5.000            83           2,839,238                     1.61
5.001 - 5.500            54           1,636,828                     0.93
5.501 - 6.000            70           1,836,343                     1.04
6.001 - 6.500            57           1,654,719                     0.94
6.501 - 7.000            50           1,979,920                     1.12
7.001 - 7.500            42           1,528,217                     0.87
7.501 - 8.000            31           1,149,058                     0.65
8.001 - 8.500            42           1,256,946                     0.71
8.501 - 9.000            14             452,905                     0.26
9.001 - 9.500             3             114,555                     0.06
9.501 - 10.000            2              61,851                     0.04
10.501 - 11.000           1               6,382                     0.01
12.001 - 12.500           1              31,330                     0.02
14.001 - 14.500           1              43,657                     0.02
TOTAL:                4,838         176,520,196                   100.00
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Grouop II Mortgage Loan Principal Balances
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PRINCIPAL BALANCE        NUMBER OF  CURRENT PRINCIPAL    % OF CURRENT PRINCIPAL
AMOUNT ($)                LOANS         BALANCE                 BALANCE
----------                ------        --------        -       -------
0.01 - 25,000.00             2,068   30,276,202                    17.15
25,000.01 - 50,000.00        1,767   65,267,869                    36.97
50,000.01 - 75,000.00          600   37,590,533                    21.30
75,000.01 - 100,000.00         290   26,260,441                    14.88
100,000.01 - 125,000.00         29    3,264,511                     1.85
125,000.01 - 150,000.00         50    7,016,987                     3.98
150,000.01 - 175,000.00          8    1,325,408                     0.75
175,000.01 - 200,000.00         17    3,290,063                     1.86
200,000.01 - 250,000.00          7    1,629,120                     0.92
250,000.01 - 300,000.00          2      599,063                     0.34
TOTAL:                       4,838  176,520,196                   100.00
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Group II Maximum Loan Rate
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MAXIMUM          NUMBER OF         CURRENT PRINCIPAL    % OF CURRENT PRINCIPAL
LOAN RATES (%)    LOANS                BALANCE                 BALANCE
--------------    ------        -      --------        -       -------
10.000                2                 42,766
                                                                  0.02
14.000                4                 58,641
                                                                  0.03
16.000               31                833,935
                                                                  0.47
18.000            3,622            125,238,706                   70.95
20.000                6                127,527
                                                                  0.07
21.000               20                592,397
                                                                  0.34
21.750               18                475,334
                                                                  0.27
22.200               10                395,544
                                                                  0.22
24.000              953             41,875,135                   23.72
25.000              172              6,880,212
                                                                  3.90
 TOTAL:           4,838            176,520,196                  100.00
--------------------------------------------------------------------------------

Group II Original Loan-to-value ratios
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE NUMBER OF       CURRENT PRINCIPAL % OF CURRENT PRINCIPAL
RATIO (%)               LOANS                 BALANCE             BALANCE
---------               ------        -       --------            -------
0.01 - 10.00                 5                  76,689                0.04
10.01 - 20.00               18                 799,413                0.45
20.01 - 30.00               28               1,052,839                0.60
30.01 - 40.00               55               2,568,680                1.46
40.01 - 50.00               90               3,292,301                1.87
50.01 - 60.00              183               7,532,227                4.27
60.01 - 70.00              315              13,654,579                7.74
70.01 - 75.00              304              12,978,626                7.35
75.01 - 80.00              599              23,403,598               13.26
80.01 - 85.00              287               8,309,251                4.71
85.01 - 90.00            1,441              44,737,534               25.34
90.01 - 95.00            1,037              37,968,759               21.51
95.01 - 100.00             476              20,145,699               11.41
TOTAL:                   4,838             176,520,196              100.00
--------------------------------------------------------------------------------

*CLTV measure used for 2nd lien mortgages for purposes of computation

Group II Junior Mortgage Ratios

-------------------------------------------------------------------------------

                NUMBER OF         CURRENT PRINCIPAL     % OF CURRENT PRINCIPAL
RANGE            LOANS                 BALANCE                 BALANCE
-----            ------        -       --------        -       -------
0.01 - 5.00             77             928,545                    0.54
5.01 - 10.00           555          12,075,232                    6.99
10.01 - 15.00        1,430          40,454,865                   23.43
15.01 - 20.00        1,433          55,390,305                   32.08
20.01 - 25.00          540          24,316,403                   14.08
25.01 - 30.00          278          12,327,106                    7.14
30.01 - 40.00          293          17,230,434                    9.98
40.01 - 50.00          105           5,644,261                    3.27
50.01 - 60.00           39           2,886,827                    1.67
60.01 - 70.00           15             624,784                    0.36
70.01 - 80.00            8             342,357                    0.20
80.01 - 90.00            4             238,728                    0.14
90.01 - 100.00           2             210,000                    0.12
TOTAL:               4,779         172,669,849                  100.00
-------------------------------------------------------------------------------

Group II Remaining Term to Scheduled Maturity

--------------------------------------------------------------------------------

             NUMBER OF          CURRENT PRINCIPAL     % OF CURRENT PRINCIPAL
RANGE          LOANS                BALANCE                  BALANCE
-----          ------       -       --------         -       -------
1 - 96                1               37,064                     0.02
121 - 144             5               83,237                     0.05
145 - 156             1               47,975                     0.03
157 - 168            21              421,843                     0.24
169 - 180         2,966          113,382,051                    64.23
181 - 288            43              964,335                     0.55
289 - 300         1,800           61,546,190                    34.87
301 and Over          1               37,500                     0.02
TOTAL:            4,838          176,520,196                      100
--------------------------------------------------------------------------------


Group II Year of Origination
--------------------------------------------------------------------------------

ORIGINATION                     NUMBER OF         CURRENT PRINCIPAL % OF CURRENT
                                                                     PRINCIPAL
YEAR                             LOANS                 BALANCE        BALANCE
----                      -      ------        -       --------       -------
1994                                      1             37,064
                                                                         0.02
1995                                      1             83,162
                                                                         0.05
1996                                      1             25,000
                                                                         0.01
1998                                      3             70,826
                                                                         0.04
1999                                      5             39,535
                                                                         0.02
2000                                      3             78,120
                                                                         0.04
2001                                     38            810,955
                                                                         0.46
2002                                  3,213        114,987,368
                                                                        65.14
2003                                  1,573         60,388,167
                                                                        34.21
TOTAL:                                4,838        176,520,196         100.00



Group II Geographical Disribution of Mortgaged Properties

               NUMBER OF CURRENT PRINCIPAL % OF CURRENT PRINCIPAL
STATE                            LOANS                BALANCE       BALANCE
-----                     -      ------        -      --------      -------
California                        1,368              53,658,771        30.40
New Jersey                          419              16,916,000         9.58
Michigan                            377              12,711,661         7.20
Arizona                             323              11,463,983         6.49
Washington                          306              11,094,852         6.29
Florida                             262               9,858,487         5.58
Colorado                            284               9,843,749         5.58
Massachusetts                       129               5,150,879         2.92
Virginia                            124               5,008,300         2.84
Oregon                              127               4,432,388         2.51
Maryland                            107               4,063,823         2.30
Utah                                124               3,617,129         2.05
Georgia                             100               3,527,055         2.00
Other                               788              25,173,118        14.26
TOTAL:                            4,838             176,520,196       100.00
--------------------------------------------------------------------------------

Group II Mortgage Loan Purpose
------------------------------------------------------------------------------

LOAN                NUMBER OF        CURRENT PRINCIPAL    % OF CURRENT PRINCIPAL
PURPOSE              LOANS                BALANCE                 BALANCE
-------              ------        -      --------       -        -------
Cash                  1,843             63,104,627                    35.75
Purchase Money          984             42,421,951                    24.03
Lower Rate/ Reduced   1,173             39,294,481                    22.26
Debt Consolidation      626             23,678,877                    13.41
Home Imp/Debt            90              4,459,647                     2.53
Const/Asset Acq
Other                    71              1,870,143                     1.06
Convenience              43              1,400,568                     0.79
Home Improvement          5                228,139                     0.13
Asset Acquisition         3                 61,764                     0.03
TOTAL:                4,838            176,520,196                   100.00
-------------------------------------------------------------------


Group II Property Type
--------------------------------------------------------------------------------

PROPERTY                NUMBER OF   CURRENT PRINCIPAL     % OF CURRENT PRINCIPAL
TYPE                     LOANS           BALANCE                 BALANCE
----                     ------   -      --------       -        -------
Single Family Residence   3,497      126,840,084                     71.86
PUD Detached                759       31,090,962                     17.61
Condominium                 346       10,445,796                      5.92
Multifamily (2-4 Units)      80        3,173,151                      1.80
PUD Attached                110        2,912,763                      1.65
Townhouse                    32        1,276,574                      0.72
Site Condo                   10          715,445                      0.41
Manufactured Home             4           65,420                      0.04
TOTAL:                    4,838      176,520,196                    100.00
-------------------------------------------------------------------------------

Group II Lien Position
--------------------------------------------------------------------------------

               NUMBER OF CURRENT PRINCIPAL % OF CURRENT PRINCIPAL
POSITION                         LOANS                BALANCE      BALANCE
--------                  -      ------        -      --------     --------
1st Lien                              59            3,850,347           2.18
2nd Lien                           4,779          172,669,849          97.82
TOTAL:                             4,838          176,520,196         100.00
-------------------------------------------------------------------------------

Group II Occupancy Type
-------------------------------------------------------------------------------

OCCUPANCY           NUMBER OF         CURRENT PRINCIPAL   % OF CURRENT PRINCIPAL
TYPE                 LOANS                BALANCE                  BALANCE
----                 ------        -      --------        -        -------
Primary                4,796            175,424,833                    99.38
Second Home               25                715,752                     0.41
Non-Owner Occupied        17                379,610                     0.22
TOTAL:                 4,838            176,520,196                   100.00
--------------------------------------------------------------------------------

Group II Gross Margin (%)
-------------------------------------------------------------------------------

GROSS          NUMBER OF         CURRENT PRINCIPAL     % OF CURRENT PRINCIPAL
MARGIN (%)      LOANS                 BALANCE                 BALANCE
----------      ------        -       --------        -       -------
0.000                96               5,233,764                   2.96
0.001 - 0.500       721              26,527,720                  15.03
0.501 - 1.000       599              25,708,729                  14.56
1.001 - 1.500       797              24,207,290                  13.71
1.501 - 2.000       827              29,080,220                  16.47
2.001 - 2.500       470              18,752,125                  10.62
2.501 - 3.000       410              15,255,664                   8.64
3.001 - 3.500       305              11,200,704                   6.35
3.501 - 4.000       304              10,131,693                   5.74
4.001 - 4.500       236               7,883,087                   4.47
4.501 - 5.000        58               2,055,275                   1.16
5.001 - 5.500        10                 364,045                   0.21
Over 5.500            5                 119,880                   0.07
TOTAL:            4,838             176,520,196                    100
-------------------------------------------------------------------------------

Group II Debt to income
--------------------------------------------------------------------------------

                NUMBER OF         CURRENT PRINCIPAL     % OF CURRENT PRINCIPAL
RANGE            LOANS                 BALANCE                 BALANCE
-----            ------        -       --------        -       -------
0.01 - 5.00           3                128,943                    0.07
5.01 - 10.00         12                490,503                    0.28
10.01 - 15.00        43              1,773,623                    1.00
15.01 - 20.00       168              6,170,207                    3.50
20.01 - 25.00       310             11,355,999                    6.43
25.01 - 30.00       571             19,150,108                   10.85
30.01 - 35.00       808             29,071,686                   16.47
35.01 - 40.00     1,066             38,925,486                   22.05
40.01 - 45.00     1,206             45,506,438                   25.78
45.01 - 50.00       631             23,222,270                   13.16
50.01 - 55.00        20                724,933                    0.41
TOTAL:            4,838            176,520,196                  100.00
-------------------------------------------------------------------------------

Griyo UU Residual Income
--------------------------------------------------------------------------------

RESIDUAL               NUMBER OF CURRENT PRINCIPAL     % OF CURRENT PRINCIPAL
INCOME ($)              LOANS         BALANCE                 BALANCE
----------              ------        --------        -       -------
0.01 - 1,499.99            68       1,490,940                     0.84
1,500.00 - 1,999.00       202       4,544,482                     2.57
1,999.01 - 2,999.00       698      17,551,564                     9.94
2,999.01 - 3,999.00       831      24,744,640                    14.02
3,999.01 - 4,999.00       740      24,704,535                    14.00
4,999.01 - 5,999.00       579      21,513,025                    12.19
Greater than 5,999.00   1,720      81,971,011                    46.44
TOTAL:                  4,838     176,520,196                   100.00
-------------------------------------------------------------------------------